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FRONT

COMMON STOCK      COMMON STOCK

EGOV

THIS CERTIFICATE IS TRANSFERABLE IN BOSTON, MA OR NEW YORK, NY

INCORPORATED UNDER THE LAWS
OF THE STATE OF COLORADO

CUSIP 636491 10 2

SEE REVERSE FOR
CERTAIN DEFINITIONS

THIS CERTIFIES THAT    is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, NO PAR VALUE, OF

NATIONAL INFORMATION CONSORTIUM, INC.
transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     IN WITNESS WHEREOF, the Corporation has caused the facsimile signatures of its duly authorized officers to be hereunto affixed.

Dated:

SECRETARY    CHAIRMAN

COUNTERSIGNED AND REGISTERED:

BankBoston, N.A.

TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE


BACK

NATIONAL INFORMATION CONSORTIUM, INC.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM  N        as tenants in common
         TEN ENT  N        as tenants by the entireties
         JT TEN   N        as joint tenants with right of
                           survivorship and not as tenants
                           in common

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         UNIF GIFT MIN ACT  N       ............. Custodian .............
                         (Cust)                    (Minor)
                     under Uniform Gifts to Minors

                      Act ................................
                                    (State)

Additional abbreviations may also be used though not in the above list.

    FOR VALUE RECEIVED,                    hereby sell, assign and transfer
unto

         PLEASE INSERT SOCIAL SECURITY OR OTHER
         IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises. Dated

X
X

NOTICE:

THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.